[LOGO]

                                   THE FIRST
                                  COMMONWEALTH
                                   FUND, INC.

--------------------------------------------------------------------------------

                                     [LOGO]
                                   EQUITILINK

                                   MANAGED BY
                                   EQUITILINK
                            INTERNATIONAL MANAGEMENT
                                     LIMITED

--------------------------------------------------------------------------------
Semi-Annual Report April 30, 2000

Highlights

o 10.0% cash distribution rate for the previous 12 months, based on a share price of $9.19 on April 30, 2000

o     89.3% invested in securities rated AA/Aa or better

o     5.9% of total assets invested in Asian debt securities

o     Brokerage on DRIP purchases reduced from 5 cents to 2 cents per share

                               [GRAPHIC OMITTED]

                               www.equitilink.com
                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================
                                                                   June 21, 2000

Dear Shareholder,

      We present this Semi-Annual Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the six months ended April 30, 2000. Included in this report is a review of the Australian, New Zealand, Canadian, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

High Credit Quality: 89.3% of securities rated or deemed equivalent to AA/Aa or better

      The Fund has maintained its high credit quality. Over 89% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 6.7% is held in A rated securities.

Distributions: 10.0% annual cash distribution rate

      Distributions to common shareholders for the year to April 30, 2000 totaled 92.25 cents per share. Based on the share price of $9.19 on April 30, 2000, the cash distribution rate over the last 12 months was 10.0%. Since all distributions are paid after deducting applicable foreign withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a foreign tax credit.

      On March 17, 2000, the Board of Directors announced a 7.0 cent per share monthly distribution. It is the Board's intention that the monthly distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review scheduled to take place in September 2000. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

Investment Performance: 6.6% per annum return since inception

      Since inception, the Fund's Net Asset Value (NAV) has returned 6.6% per annum to April 30, 2000. However, over the six months to April 30, 2000 the Fund's NAV returned -1.9%. This negative return was primarily due to the strength of the US dollar against the Australian, New Zealand and British currencies.

      The performance was in an environment of falling interest rates. Commonwealth bond markets generally strengthened during the period; Australian bond yields fell from 6.63% to 6.39%, New Zealand bond yields fell from 7.08% to 7.03%, UK bond yields fell from 5.41% to 5.21%, but Canadian bond yields rose from 6.05% to 6.17%. The Fund's modest move into Asian bond markets had a positive contribution to the overall performance of the Fund.

Asian Investments: 5.9% of total assets invested in Asian debt securities

      In line with the Fund's mandate, 5.9% of the Fund's total assets are held in Asian debt securities, a region which presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by currency repatriation issues.

                                               The First Commonwealth Fund, Inc.
================================================================================

      For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact EquitiLink USA, Inc. Investor Relations, by:

      o     calling toll free on 1-800-552-5465 in the United States,

      o     email to InvestorRelations@equitilinkny.com, or

      o     visiting the website at www.equitilink.com.

Yours sincerely,

                                                                     [LOGO]
/s/ Brian M. Sherman          /s/ Laurence S. Freedman             THE FIRST
Brian M. Sherman              Laurence S. Freedman                COMMONWEALTH
Chairman                      President                            FUND, INC.

================================================================================

      Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

      The Fund is subject to US corporate, tax and securities laws. Under US tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies on which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

      Therefore the exact amount of distributable income for each fiscal year can only be determined at the end of the Fund's fiscal year, October 31.

      However, under the US Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

      The Fund estimates that distributions year to date, including the distribution paid on June 16, 2000, are made up of 72% net investment income, 16% realized short and long-term capital gains, and 12% return of paid-in capital.

      This estimated distribution composition will vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations on the value of the currencies in which the Fund assets are denominated.

      In January 2001, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide definitive information with respect to their appropriate tax treatment.

================================================================================

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases was recently reduced from 5 cents to 2 cents per share;

      Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

      To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266, or toll-free on 1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Distributions

      During the 12 month period ended April 30, 2000, the Fund paid a total of
92.25 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. On March 17, 2000, the Board of Directors announced a 7.0 cent per share monthly distribution. It is the Board's intention that the distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review scheduled to take place in September 2000.

      Based upon the April 30, 2000 share price of $9.19, and total distributions of 92.25 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 10.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at April 30, 2000 was $11.36. The Fund's NAV returned -1.9% over the six months to April 30, 2000. The strength of the US dollar against the Australian, New Zealand and British currencies detracted from the Fund's performance. The performance was in an environment of falling interest rates. Commonwealth bond markets generally strengthened during the six months; Australian bond yields fell from 6.63% to 6.39%, New Zealand bond yields fell from 7.08% to 7.03%, UK bond yields fell from 5.41% to 5.21%, but Canadian bond yields rose from 6.05% to 6.17%. The Fund's modest move into Asian bond markets provided a positive contribution to the overall performance.

      Since inception, the Fund's NAV has returned 6.6% per annum on average. All figures assume reinvestment of distributions. At the date of this report, the NAV was $11.25 per share.

Share Price Performance

      The market return of the Fund for the six months ended April 30, 2000 was -7.1%. As of April 30, 2000, the Fund's share price as quoted on the New York Stock Exchange was $9.19, which represented a discount of 19.1% to the NAV. At the date of this report, the share price was $9.13, representing a discount of 18.8% to NAV.

Auction Market Preferred Stock (AMPS)

      The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 5.66% over the quarter, compared with the 30-day commercial paper rate of 5.96% over the same period. These rates have increased since last quarter, with the US Federal Reserve having raised official cash interest rates.

      The Fund is a leveraged Fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world and official cash interest rates in the United States have risen to levels that exceed many of those found in the Commonwealth Countries. This has resulted in a negative impact for common shareholders.

      The Manager expects that in the medium to longer term this situation will rectify itself and the AMPS will contribute positively.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION

      The table below shows the geographic composition of the Fund's total investments as of April 30, 2000, compared with the previous six months and twelve months:

     TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION

-------------------------------------------------------------------------------------------------------
                               April 30, 2000              October 31, 1999              April 30, 1999
                                      %                            %                            %
-------------------------------------------------------------------------------------------------------
Australia                           24.2                         24.2                         25.8
-------------------------------------------------------------------------------------------------------
Canada                              33.3                         30.2                         29.6
-------------------------------------------------------------------------------------------------------
New Zealand                          3.6                          7.9                         11.0
-------------------------------------------------------------------------------------------------------
United Kingdom                      31.5                         33.2                         32.8
-------------------------------------------------------------------------------------------------------
United States*                       1.5                          0.1                          0.8
-------------------------------------------------------------------------------------------------------
Asia                                 5.9                          4.4                           --
-------------------------------------------------------------------------------------------------------
Total Portfolio                    100.0                        100.0                        100.0
-------------------------------------------------------------------------------------------------------

* It is the policy of the Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of April 30, 2000, compared with the previous six months and twelve months:

      TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--CURRENCY ASSET ALLOCATION

-------------------------------------------------------------------------------------------------------
                               April 30, 2000              October 31, 1999              April 30, 1999
                                      %                            %                            %
-------------------------------------------------------------------------------------------------------
 Australian Dollar                  24.2                         24.2                         25.8
-------------------------------------------------------------------------------------------------------
 Canadian Dollar                    33.3                         30.2                         29.6
-------------------------------------------------------------------------------------------------------
 New Zealand Dollar                  3.6                          7.9                         11.0
-------------------------------------------------------------------------------------------------------
 British Pound                      31.5                         33.2                         32.8
-------------------------------------------------------------------------------------------------------
 United States Dollar*               4.3                          2.3                          0.8
-------------------------------------------------------------------------------------------------------
 Asian Currencies                    3.1                          2.2                           --
-------------------------------------------------------------------------------------------------------
 Total Portfolio                   100.0                        100.0                        100.0
-------------------------------------------------------------------------------------------------------

* Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY ANALYSIS

      As of April 30, 2000, the average maturity of the Fund's assets was 9.2 years, increased from 7.9 years six months ago. The Fund's duration was 5.3 years as of April 30, 2000. The table below shows the maturity composition of the Fund's total investments as of April 30, 2000:

          TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS

-------------------------------------------------------------------------------------------------------
                       Less than 1 year          1-5 years            5-10 years          Over 10 years
                               %                     %                     %                    %
-------------------------------------------------------------------------------------------------------
Australia                     5.9                  46.2                   39.9                  8.0
-------------------------------------------------------------------------------------------------------
Canada                       21.9                  27.8                   12.3                 38.0
-------------------------------------------------------------------------------------------------------
New Zealand                  30.7                  39.1                   30.2                   --
-------------------------------------------------------------------------------------------------------
United Kingdom                7.2                  31.3                   22.6                 38.9
-------------------------------------------------------------------------------------------------------
United States               100.0                    --                     --                   --
-------------------------------------------------------------------------------------------------------
Asia                          3.8                  36.3                   39.1                 20.8
-------------------------------------------------------------------------------------------------------
Total Portfolio              14.0                  33.8                   24.0                 28.2
-------------------------------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments as of April 30, 2000:

        TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION

-------------------------------------------------------------------------------------------------------
                                          Provincial/       Utilities/
                         Sovereign           State         Supranational       Corporate       Cash or
                        Govt. Bonds          Bonds             Bonds             Bonds       Equivalent
                             %                 %                 %                 %              %
-------------------------------------------------------------------------------------------------------
Australia                  11.2              9.1               1.0               2.2             0.7
-------------------------------------------------------------------------------------------------------
Canada                     21.6              5.9               0.5               1.8             3.5
-------------------------------------------------------------------------------------------------------
New Zealand                 0.3               --               1.9               0.6             0.8
-------------------------------------------------------------------------------------------------------
United Kingdom             19.9               --               3.1               6.5             2.0
-------------------------------------------------------------------------------------------------------
United States                --               --                --                --             1.5
-------------------------------------------------------------------------------------------------------
Asia                        1.4               --               0.2               3.1             1.2
-------------------------------------------------------------------------------------------------------
Total Portfolio            54.4             15.0               6.7              14.2             9.7
-------------------------------------------------------------------------------------------------------

Portfolio Composition (concluded)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      As of April 30, 2000, 89.3% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's investments as of April 30, 2000.

            TABLE 5: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY

----------------------------------------------------------------------------------------------------------
                         AAA/Aaa        AA/Aa             A            BBB/Baa        BB/Ba*          B/B*
                            %             %               %               %              %              %
----------------------------------------------------------------------------------------------------------
Australia                 78.8           19.0            2.2             --             --             --
----------------------------------------------------------------------------------------------------------
Canada                    12.2           80.2            7.6             --             --             --
----------------------------------------------------------------------------------------------------------
New Zealand               30.7           53.6           15.7             --             --             --
----------------------------------------------------------------------------------------------------------
United Kingdom            59.7           32.5            7.8             --             --             --
----------------------------------------------------------------------------------------------------------
United States            100.0             --             --             --             --             --
----------------------------------------------------------------------------------------------------------
Asia                      10.2             --            9.9           38.5           23.7           17.7
----------------------------------------------------------------------------------------------------------
Total Portfolio           45.5           43.8            6.7            1.9            1.2            0.9
----------------------------------------------------------------------------------------------------------

* Below Investment Grade.

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      Growth in the Australian economy has been uninterrupted since 1992, one of its longest periods of expansion. After strong growth through the end of 1999, the economy has moderated slightly in early 2000. However, it is forecast by the Australian Federal Government to remain strong at 3.75% for the year to June 2001.

      Inflation has risen to 2.8% due to higher oil prices, but it remains within expectations and the Reserve Bank of Australia target range.

      The Reserve Bank of Australia increased interest rates by 1.00% during the six months to April 30, 2000 and by a further 0.25% in early May, taking official interest rates to 6.00%. The Reserve Bank of Australia is expected to maintain its pre-emptive approach and further tightenings of monetary policy are forecast to occur during the year.

      Movements in US treasury yields remained the key influence on Australian yields during the six months. Ten-year government bond yields fell from a peak of 6.63% to 6.39%.

      The US dollar rose 9.6% against the Australian dollar over the six months; the Australian dollar closed the period at US58.4 cents. The recent appreciation by the US dollar against the Australian dollar reflects the following:

      o the continuing strength of the US economy has seen the US dollar appreciate against most major currencies,

      o     the interest rate differential between Australia and the US,

      o expectations that the US Federal Reserve will tighten more aggressively than the Reserve Bank of Australia, and

      o     a sluggish commodity price recovery.

Over the year many of the above concerns are likely to fade and we anticipate:

      o growth in the Australian economy to remain strong, at or above the world average,

      o a broadening of the commodity price recovery, particularly in the bulk and soft commodities,

      o strong tourism income from the Olympics to support the Australian dollar during the year.

Canada

      The Canadian economy has benefited from the booming US economy and a relatively undervalued exchange rate (against the US dollar). With robust consumer demand and a strengthening corporate sector, Canadian growth is likely to continue through the year. The Bank of Canada raised official cash interest rates by 0.75% to 5.50% during the six months ended April 30, and is expected to continue to match future official interest rate rises by the US Federal Reserve. Canadian bond yields increased over the six months, with ten-year government bond yields peaking at 6.54% before closing the six months at 6.17%, 0.12% higher.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

      The Canadian dollar, due to the strength of the Canadian economy, outperformed the other Commonwealth currencies and closed the six months virtually unchanged against the US dollar at US67.59 cents.

New Zealand

      For the six months to April 30, The Reserve Bank of New Zealand increased the cash rate by 1.50% to 6.00% in response to stronger than expected growth. New orders, production, domestic sales and profitability are all at their highest levels since 1994/95.

      The US dollar was driven by the strong US economy, resulting in the depreciation of most global currencies against the US dollar. The US dollar appreciated 4.1% against the New Zealand dollar; the New Zealand dollar closed the six months at US48.54 cents.

United Kingdom

      The Bank of England raised official rates by 0.50% to 6.00% for the six months to April 30. Growth appears to be moderating due to the combined effects of higher interest rates and the strength of Sterling against other European currencies. Inflation remains well under control with the most recent reading among the lowest on record. Ten-year government bond yields fell from 5.41% to 5.21%.

      The strength of the US dollar resulted in the US dollar appreciating 6.5% against the British pound; the British pound closed the six months at US$1.567.

Asia

Domestic and Yankee (US$ denominated) bonds

      Asian domestic bond markets benefited from improving economic conditions during the six months. Better than expected inflation data from most countries saw domestic bond yields fall in the Philippines, Thailand, Malaysia and Singapore.

      Yankee bonds generally rose in line with rising official US interest rates. As of April 30, 2000, the Fund held 2.8% of its total assets in Yankees.

Currencies

      The continuing strength of the US economy has seen the US dollar perform strongly against most Asian currencies. The exception was the South Korean Won which appreciated 8.3% against the US dollar during the six months.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

      The following table summarizes the movements of key interest rates and currencies over the last six month and twelve month periods.

------------------------------------------------------------------------------------------------------------------------------------
                                          April 30, 2000           October 31, 1999             April 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
   Australia
      90 day bank bills                           6.24%                     5.35%                      4.81%
      10 year bonds                               6.39%                     6.63%                      5.67%
      Australian Dollar                    $      0.58               $      0.64                $      0.66
   Canada
      90 day bank bills                           5.50%                     4.78%                      4.52%
      10 year bonds                               6.17%                     6.05%                      5.16%
      Canadian Dollar                      $      0.68               $      0.68                $      0.69
   New Zealand
      90 day bank bills                           6.66%                     5.29%                      4.64%
      10 year bonds                               7.03%                     7.08%                      5.77%
      NZ Dollar                            $      0.49               $      0.51                $      0.56
   United Kingdom
      90 day bank bills                           6.01%                     5.29%                      4.52%
      10 year bonds                               5.21%                     5.41%                      4.61%
      British Pound                        $      1.57               $      1.64                $      1.61
   South Korea
      90 day bank bills                           7.37%                     7.26%                      6.02%
      5 year bonds                                9.28%                     9.03%                      7.12%
      South Korean Won*                    W      1108               W      1200                W      1158
   Thailand
      90 day bank bills                           3.50%                     4.00%                      3.63%
      10 year bonds                               6.95%                     7.81%                      7.55%
      Thai Baht*                           B        38               B        39                B        37
   Philippines
      90 day bank bills                           8.80%                     9.75%                     10.88%
      10 year bonds                              14.40%                    15.31%                     14.94%
      Philippines Peso*                    P        41               P        40                P        38
   Malaysia
      90 day bank bills                           2.85%                     3.35%                      4.00%
      10 year bonds                               5.86%                     6.50%                       N/A
      Malaysian Ringgit*                   R       3.8               R       3.8                R       3.8
   US$ Yankee Bonds**
      South Korea                                 8.32%                     8.37%                      7.43%
      Thailand                                    8.10%                     8.02%                      7.21%
      Philippines                                10.43%                     9.42%                      8.57%

* These currencies are quoted Asian currency per US dollar. The Australian, New Zealand and Canadian dollars and the British pound are quoted US dollars per currency.
**    Ten-year sovereign issues.

EquitiLink International Management Limited

June 2000

Portfolio of Investments April 30, 2000        The First Commonwealth Fund, Inc.
(unaudited)
================================================================================

------------------------------------------------------------------
Principal Amount
Local Currency(a)                                          Value
     (000)               Description                       (US$)
------------------------------------------------------------------

                  LONG-TERM INVESTMENTS--90.1%
                  AUSTRALIA--23.5%
                  Government Bonds--11.2%
                  Commonwealth of Australia,
A$      1,000       13.00%, 7/15/00...................     591,936
        1,500       12.00%, 11/15/01..................     947,245
        3,000       10.00%, 10/15/02..................   1,891,231
        2,000       9.50%, 8/15/03....................   1,270,691
        1,000       10.00%, 2/15/06...................     681,160
        2,600       10.00%, 10/15/07..................   1,831,737
        2,700       8.75%, 8/15/08....................   1,807,060
        3,000       7.50%, 9/15/09....................   1,884,101
        3,250       5.75%, 6/15/11....................   1,789,966
                                                      ------------
                                                        12,695,127
                                                      ------------
                  Government Banks
                  Export Finance & Insurance
                    Corporation,
        3,750       11.00%, 12/29/04..................   2,512,806
                                                      ------------
                  Total Australian
                    government bonds
                    (cost US$18,429,096)..............  15,207,933
                                                      ------------
                  Semi-Government Bonds--9.1%
                  New South Wales--2.2%
                  New South Wales Treasury
                    Corporation,
        2,000       8.00%, 12/01/01...................   1,190,776
        1,500       7.00%, 4/01/04....................     880,555
        1,500       8.00%, 3/01/08....................     935,130
                                                      ------------
                                                         3,006,461
                                                      ------------
                  Queensland--3.7%
                  Queensland Treasury
                    Corporation,
        3,000       8.00%, 8/14/01....................   1,782,310
        2,000       8.00%, 5/14/03 (Global)...........   1,208,296
        1,000       8.00%, 9/14/07....................     621,569
        1,000       8.00%, 9/14/07 (Global)...........     625,464
        1,500       6.00%, 6/14/11....................     820,579
                                                      ------------
                                                         5,058,218
                                                      ------------
                  South Australia--0.7%
                  South Australia Finance
                    Authority,
        1,000       12.50%, 10/15/00..................     599,873
          500       12.50%, 5/08/01...................     307,593
                                                      ------------
                                                           907,466
                                                      ------------

                  Victoria--2.0%
                  State Electricity Commission
                    of Victoria,
          535       10.50%, 5/27/03...................     343,309

                  Treasury Corporation of Victoria,
        1,000       9.00%, 6/27/05....................     634,691
        2,500       10.25%, 11/15/06..................   1,714,945
                                                      ------------
                                                         2,692,945
                                                      ------------
                  Western Australia--0.5%
                  Western Australia Treasury
                    Corporation,
        1,000       10.00%, 7/15/05...................     662,694
                                                      ------------
                  Total Australian
                    semi-government bonds
                    (cost US$14,739,487)..............  12,327,784
                                                      ------------
                  Supranational--1.0%
                  Eurofima,
        2,000       9.875%, 1/17/07...................   1,337,477
                                                      ------------
                  Total Australian
                    supranational bonds
                    (cost US$1,510,331)...............   1,337,477
                                                      ------------
                  Corporate Banks--1.2%
                  Commonwealth Bank of Australia,
          500       6.25%, 9/01/09....................     279,646

                  First Australian National
                    Mortgage Acceptance
                    Corporation, Series 22,
        1,736       11.40%, 12/15/01..................   1,074,603

                  ING Mercantile Mutual Bank Ltd.,
          500       7.125%, 3/13/02...................     292,292
                                                      ------------
                  Total Australian corporate
                    bank bonds
                    (cost US$1,981,263)...............   1,646,541
                                                      ------------
                 Corporate Non-Banks--1.0%
                 Telstra Corp.,
        2,000       11.50%, 10/15/02..................   1,279,544
                                                      ------------
                 Total Australian corporate
                    non-bank bonds
                    (cost US$1,745,314)...............   1,279,544
                                                      ------------
                  Total Australian
                    long-term investments
                    (cost US$38,405,491)..............  31,799,279
                                                      ------------

See Notes to Financial Statements.

Portfolio of Investments April 30, 2000        The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

------------------------------------------------------------------
Principal Amount
Local Currency(a)                                          Value
     (000)               Description                       (US$)
------------------------------------------------------------------

                  CANADA--29.8%
                  Government Bonds--21.6%
                  Canadian Government,
C$      5,500       7.50%, 3/01/01....................   3,760,596
        6,000       8.50%, 4/01/02....................   4,218,741
        5,000       5.25%, 9/01/03....................   3,274,667
        2,500       7.25%, 6/01/07....................   1,783,862
        2,000       5.50%, 6/01/09....................   1,289,036
        1,000       10.75%, 10/01/09..................     889,949
        3,000       10.25%, 3/15/14...................   2,773,514
        4,000       8.00%, 6/01/23....................   3,348,655
        8,000       9.00%, 6/01/25....................   7,403,196

                  Canada (Cayman),
          750       7.25%, 6/01/08....................     523,337
                                                      ------------
                  Total Canadian
                    government bonds
                    (cost US$31,626,194)..............  29,265,553
                                                      ------------
                  Semi-Government Bonds--5.9%
                  British Columbia--1.8%
                  Province of British Columbia,
        1,000       10.15%, 8/29/01...................     708,432
        2,000       9.50%, 1/09/12....................   1,658,524
                                                      ------------
                                                         2,366,956
                                                      ------------
                  Montreal--0.5%
                  Ville de Montreal,
        1,000       6.375%, 2/15/01...................     675,477
                                                      ------------
                  Ontario--1.9%
                  Ontario Hydro,
          500       8.50%, 5/26/25....................     417,064

                  Province of Ontario,
        1,000       8.75%, 4/22/03....................     717,307
        2,000       7.50%, 2/07/24....................   1,499,992
                                                      ------------
                                                         2,634,363
                                                      ------------
                  Quebec--1.3%
                  Quebec Hydro,
        1,500       7.00%, 6/01/04....................   1,033,696
        1,000       5.30167%, 1/28/05 (b).............     673,922
                                                      ------------
                                                         1,707,618
                                                      ------------
                  Toronto--0.4%
                  Metropolitan Municipality
                    of Toronto,
          750       9.625%, 5/14/02...................     534,896
                                                      ------------
                  Total Canadian
                    semi-government bonds
                    (cost US$8,277,279)...............   7,919,310
                                                      ------------
                  Utilities--0.5%
                  Bell Telephone Company
                    of Canada,
          500       10.50%, 7/15/09...................     362,685

                  Tokyo Electric Power Company,
          500       10.50%, 6/14/01...................     352,136
                                                      ------------
                  Total Canadian utility bonds
                    (cost US$879,374).................     714,821
                                                      ------------
                  Corporate Banks--1.5%
                  Bank of Nova Scotia,
        1,000       10.35%, 7/19/01...................     706,700

                  Credit Local de France,
        1,000       6.75%, 3/21/06....................     678,991

                  Rabobank Nederland N.V.,
        1,000       9.00%, 12/22/00...................     687,846
                                                      ------------
                  Total Canadian
                    corporate bank bonds
                    (cost US$2,411,128)...............   2,073,537
                                                      ------------
                  Corporate Non-Banks--0.3%
                  Procter & Gamble Company,
          500       10.875%, 8/15/01..................     355,076
                                                      ------------
                  Total Canadian
                    corporate non-bank bonds
                    (cost US$453,347).................     355,076
                                                      ------------
                  Total Canadian
                    long-term investments
                    (cost US$43,647,322)..............  40,328,297
                                                      ------------
                  MALAYSIA--0.5%
                  Semi-Government Bonds--0.5%
                  Danamodal Nasional Berhad,
MYR     3,100       0.00%, 10/21/03...................     677,794
                                                      ------------
                  Total Malaysia
                    long-term investments
                    (cost US$687,560).................     677,794
                                                      ------------
                  NEW ZEALAND--2.8%
                  Government Bonds--0.3%
                  Canadian Government,
NZ$     1,000       6.625%, 10/03/07..................     461,081
                                                      ------------
                  Total government bonds
                    (cost US$557,544).................     461,081
                                                      ------------

See Notes to Financial Statements.

Portfolio of Investments April 30, 2000        The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

------------------------------------------------------------------
Principal Amount
Local Currency(a)                                          Value
     (000)               Description                       (US$)
------------------------------------------------------------------

                  Supranational--0.3%
                  International Bank
                    for Reconstruction and
                    Development,
NZ$     1,000       7.00%, 9/18/00....................     485,497
                                                      ------------
                  Total New Zealand
                    supranational bonds
                   (cost US$630,368)..................     485,497
                                                      ------------
                  Utilities--1.6%
                  Electricity Corporation of
                    New Zealand Ltd.,
        1,750       10.00%, 10/15/01..................     883,264
        1,000       8.00%, 2/15/03....................     494,482

                  TCNZ Finance Limited,
        1,000       9.25%, 7/01/02....................     498,554

                  Transpower Finance Ltd.,
          500       8.00%, 6/15/05....................     244,379
                                                      ------------
                  Total New Zealand utility bonds
                    (cost US$2,683,526)...............   2,120,679
                                                      ------------
                  Corporate Non-Banks--0.6%
                  Housing New Zealand,
        1,500       8.00%, 11/15/06...................     748,509
                                                      ------------
                  Total New Zealand corporate
                    non-bank bonds
                    (cost US$806,898).................     748,509
                                                      ------------
                  Total New Zealand
                    long-term investments
                    (cost US$4,678,336)...............   3,815,766
                                                      ------------
                  PHILIPPINES--0.4%
                  Government Bonds--0.4%
                  Philippine Government,
PHP    14,000       11.875%, 6/10/01..................     342,775
        7,000       16.50%, 2/25/09...................     189,861
                                                      ------------
                  Total Philippine
                    long-term investments
                    (cost US$575,142).................     532,636
                                                      ------------
                  SINGAPORE--0.3%
                  Government Bonds--0.3%
                  Singapore Government,
SG$       440       4.00%, 2/01/05....................     261,140
          220       4.375%, 1/15/09...................     130,983
                                                      ------------
                  Total Singapore
                    long-term investments
                    (cost US$390,835).................     392,123
                                                      ------------
                  THAILAND--0.8%
                  Government Bonds--0.5%
                  Thailand Government,
THB    11,000       6.125%, 4/12/02 (c)...............     301,407
       11,000       8.00%, 12/08/06 (c)...............     318,444
                                                      ------------
                  Total Thailand
                    government bonds
                    (cost US$624,549).................     619,851
                                                      ------------
                  Utilities--0.2%
                  Eastern Water Resources
                    Development and Management
                    Company Limited,
       10,000       9.00%, 7/22/04 (c)................     289,258
                                                      ------------
                  Total Thailand utility bonds
                    (cost US$257,158).................     289,258
                                                      ------------
                  Corporate Non-Banks--0.1%
                  Advanced Info Service Public
                    Company Limited,
        8,000       6.50%, 3/20/03....................     211,711
                                                      ------------
                  Total Thailand
                    corporate non-banking bonds
                    (cost US$212,033).................     211,711
                                                      ------------
                  Total Thailand
                    long-term investments
                    (cost US$1,093,740)...............   1,120,820
                                                      ------------
                  UNITED KINGDOM--29.3%
                  Government Bonds--19.8%
                  United Kingdom Treasury,
(POUND)   250       8.00%, 12/07/00...................     395,824
        1,000       7.00%, 11/06/01...................   1,584,864
        1,500       8.00%, 6/10/03....................   2,478,132
          500       5.00%, 6/07/04....................     759,760
        1,500       6.75%, 11/26/04...................   2,443,345
          500       7.50%, 12/07/06...................     861,693
          500       5.75%, 12/07/09...................     815,310
          600       8.00%, 12/07/15...................   1,265,321
        3,000       8.00%, 6/07/21....................   6,824,912
        2,700       6.00%, 12/07/28...................   5,304,279

                  Republic of Finland,
        1,000       8.00%, 4/07/03....................   1,618,084
        1,250       10.125%, 6/22/08..................   2,416,902
                                                      ------------
                  Total government bonds
                    (cost US$27,501,967)..............  26,768,426
                                                      ------------

See Notes to Financial Statements.

Portfolio of Investments April 30, 2000        The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

------------------------------------------------------------------
Principal Amount
Local Currency(a)                                          Value
     (000)               Description                       (US$)
------------------------------------------------------------------

                  Utilities--3.0%
                  British Gas PLC,
(POUND) 1,400       8.875%, 7/08/08...................   2,446,965

                  Thames Water Utilities
                    Finance PLC,
        1,000       10.50%, 11/21/01..................   1,645,350
                                                      ------------
                  Total United Kingdom
                    utility bonds
                    (cost US$4,037,471)...............   4,092,315
                                                      ------------
                  Corporate Banks--6.5%
                  Abbey National Treasury
                        Services PLC,
        1,250       8.00%, 4/02/03....................   2,014,770

                  Barclays Bank PLC,
        1,000       9.875%, 5/29/49...................   1,788,260

                  Halifax Building Society,
        1,500       11.00%, 1/17/14...................   3,219,715

                  Lloyds Bank PLC,
          500       7.375%, 3/11/04...................     798,543

                  Prudential Finance B.V.,
          500       9.375%, 6/04/07...................     893,582
                                                      ------------
                  Total United Kingdom
                    corporate bank bonds
                    (cost US$7,783,216)...............   8,714,870
                                                      ------------
                  Total United Kingdom
                    long-term investments
                    (cost US$39,322,654)..............  39,575,611
                                                      ------------
                  UNITED STATES--2.7%
                  Yankee Obligations--2.7%
                  Government Bonds--0.3%
                  Kingdom of Thailand,
US$       500       7.07%, 9/30/13....................     417,390
                                                      ------------
                  Total US$ denominated
                    government bonds
                    (cost US$449,592).................     417,390
                                                      ------------
                  Corporate Banks--0.7%
                  Cho Hung Bank,
          300       6.875%, 10/22/01 (b)..............     255,570
          250       11.875%, 4/01/10..................     245,222

                  Hanvit Bank,
          500       12.75%, 3/01/10...................     505,527
                                                      ------------
                  Total US$ denominated
                    corporate bank bonds
                    (cost US$1,043,371)...............   1,006,319
                                                      ------------
                  Corporate Non-Banks--1.7%
                  Petroliam Nasional Berhad,
US$     1,000       7.125%, 10/18/06..................     929,500

                  Reliance Industries Ltd.,
        1,000       10.25%, 1/15/97...................     904,881

                  Total Access Communication
                    Public Company Limited,
          500       8.375%, 11/04/06 (d)..............     421,899
                                                      ------------
                  Total US$ denominated
                    corporate non-bank bonds
                    (cost US$2,192,023)...............   2,256,280
                                                      ------------
                  Total US$ denominated
                    long-term investments
                    (cost US$3,684,986)...............   3,679,989
                                                      ------------
                  Total long-term investments
                    (cost US$132,486,066)............. 121,922,315
                                                      ------------
                  SHORT-TERM INVESTMENTS--8.5%
                  Australia--0.6%
                  Banque Nationale de Paris
                    Fixed Deposit,
A$      1,280       5.35%, 5/02/00
                    (cost US$747,779).................     747,779
                                                      ------------
                  Canada--3.6%
                  State Street Bank and Trust
                    Company Time Deposit,
C$      7,257       5.00%, 5/03/00
                    (cost US$4,923,163)...............   4,905,193
                                                      ------------
                  New Zealand--0.8%
                  State Street Bank and Trust
                    Company Time Deposit,
NZ$     2,104       5.10%, 5/04/00
                    (cost US$1,022,559)...............   1,021,297
                                                      ------------
                  United Kingdom--2.0%
                  State Street Bank and Trust
                    Company Fixed Deposit,
(POUND) 1,749       5.75%, 5/03/00
                    (cost US$2,759,080)...............   2,740,195
                                                      ------------

See Notes to Financial Statements.

Portfolio of Investments April 30, 2000        The First Commonwealth Fund, Inc.
(unaudited) (concluded)
================================================================================

------------------------------------------------------------------
Principal Amount
Local Currency(a)                                          Value
     (000)               Description                       (US$)
------------------------------------------------------------------

                United States--1.5%
US$   2,037     Repurchase Agreement,
                      State Street Bank and
                      Trust Company,
                      5.65% dated 4/28/00,
                      due 5/02/00 in the
                      amount of $2,038,279
                      (cost $2,037,000
                      collateralized by $2,045,000
                      U.S. Treasury Notes,
                      5.875% due 10/31/01;
                      value $2,078,558)..............   2,037,000
                                                     -------------
                Total short-term investments
                      (cost US$11,489,582)...........  11,451,464
                                                     -------------

                Total Investments--98.6%
                      (cost US$143,975,648).......... 133,373,779
                                                     -------------

                Unrealized appreciation
                      on forward foreign
                      currency exchange
                      contracts--0.0% (e)............       6,281

                Other assets in excess of
                      liabilities--1.4%..............   1,913,002
                                                     -------------

                Total Net Assets--100.0%.............$135,293,062
                                                     =============


(a)   A$--Australian dollar    MYR--Malaysian Ringgit  THB--Thailand Baht
      C$--Canadian dollar      PHP--Philippine peso    (pound)--British pound
      NZ$--New Zealand dollar  SGD--Singapore dollar   US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at April 30, 2000.
(c) Securities pledged as collateral for the forward currency exchange contacts.
(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, this security amounted to $421,899 or 0.3% of net assets.
(e) Forward foreign currency exchange contracts entered into as of April 30, 2000 were as follows:


----------------------------------------------------------------------------------------------------------------------
Purchases                                                                                             Net Unrealized
Contracts to Receive         In exchange for         Settlement Date               Value               Appreciation
----------------------------------------------------------------------------------------------------------------------
KRW 1,664,250,000             US$1,500,000                5/2/00               US$1,500,000              $   --
PHP 7,356,740                 US$  178,000                5/9/00               US$  178,043                  43
THB 21,903,322                US$  576,000               5/10/00               US$  577,467               1,467
PHP 7,753,785                 US$  187,041                6/2/00               US$  187,195                 154
TWD 4,380,880                 US$  140,000               6/12/00               US$  143,989               3,989
                                                                                                         ------
                                                                                                         $5,653
                                                                                                         ------
----------------------------------------------------------------------------------------------------------------------
Sales                                                                                                 Net Unrealized
                                                                                                        Appreciation
Contracts to Deliver         In exchange for         Settlement Date               Value              (Depreciation)
----------------------------------------------------------------------------------------------------------------------
SGD 307,000                    US$180,069                 5/2/00                US$180,079               $  (11)
PHP 7,340,720                  US$178,000                 5/9/00                US$177,655                  345
THB 21,853,440                 US$576,000                5/10/00                US$576,152                 (152)
PHP 7,739,757                  US$187,041                 6/2/00                US$186,856                  185
TWD 4,380,880                  US$144,250                6/12/00                US$143,989                  261
                                                                                                         ------
                                                                                                          $ 628
                                                                                                         ------
   Total                                                                                                 $6,281
                                                                                                         ======

See Notes to Financial Statements.

Statement of Assets and Liabilities            The First Commonwealth Fund, Inc.
April 30, 2000 (unaudited)
================================================================================

Assets
Investments, at value (cost $143,975,648) ........................................   $ 133,373,779
Foreign currency, at value (cost $431,823) .......................................         431,463
Cash .............................................................................         135,434
Interest receivable ..............................................................       3,010,837
Receivable for investments sold ..................................................         148,957
Net unrealized appreciation on forward foreign exchange contracts ................           6,281
Prepaid expenses and other assets ................................................          15,544
                                                                                     -------------
   Total assets ..................................................................     137,122,295
                                                                                     -------------
Liabilities
Payable for investments purchased ................................................         895,515
Dividends payable--common stock ..................................................         648,691
Investment management fee payable ................................................          73,489
Administration fee payable .......................................................          22,612
Accrued expenses and other liabilities ...........................................         188,926
                                                                                     -------------
   Total liabilities .............................................................       1,829,233
                                                                                     -------------
Total Net Assets .................................................................   $ 135,293,062
                                                                                     =============

Total net assets were composed of:
Common stock:
   Par value ($.001 per share, applicable to 9,266,209 shares issued) ............   $       9,266
   Paid-in capital in excess of par ..............................................     127,652,659
Preferred stock ($.001 par value per share and $25,000 liquidation value per share
   applicable to 1,200 shares; Note 5) ...........................................      30,000,000
                                                                                     -------------
                                                                                       157,661,925
Distributions in excess of investment income .....................................      (1,675,104)
Undistributed net realized gains on investment transactions ......................       1,111,797
Net unrealized depreciation on investments .......................................      (1,742,943)
Accumulated net realized foreign exchange losses .................................     (11,125,251)
Net unrealized foreign exchange losses ...........................................      (8,937,362)
                                                                                     -------------
Total Net Assets .................................................................   $ 135,293,062
                                                                                     =============
Net assets applicable to common shareholders .....................................   $ 105,293,062
                                                                                     =============
Net asset value per common share ($105,293,062/9,266,209 shares of common
   stock issued and outstanding) .................................................   $       11.36
                                                                                     =============

See Notes to Financial Statements.

Statement of Operations For the Six            The First Commonwealth Fund, Inc.
Months Ended April 30, 2000 (unaudited)
================================================================================

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $120,013)   $ 4,963,107
                                                                                 -----------
Expenses
   Investment management fee .................................................       455,364
   Administration fee ........................................................       140,112
   Reports to shareholders ...................................................       106,621
   Directors' fees and expenses ..............................................        75,089
   Legal fees and expenses ...................................................        63,612
   Insurance expense .........................................................        58,073
   Independent accountant's fees and expenses ................................        53,232
   Custodian's fees and expenses .............................................        52,564
   Auction agent's fees and expenses .........................................        39,532
   Transfer agent's fees and expenses ........................................        10,210
   Registration fees .........................................................         8,041
   Miscellaneous .............................................................        16,544
                                                                                 -----------
     Total operating expenses ................................................     1,078,994
                                                                                 -----------
Net investment income ........................................................     3,884,113
                                                                                 -----------
Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
   Net realized gains on investment transactions .............................     1,103,419
   Net realized gains on futures transactions ................................        28,352
   Net realized foreign exchange losses ......................................    (2,189,859)
                                                                                 -----------
                                                                                  (1,058,088)
                                                                                 -----------
   Net change in unrealized depreciation on investments ......................    (1,495,526)
   Net change in unrealized foreign exchange losses ..........................    (3,546,108)
                                                                                 -----------
                                                                                  (5,041,634)
                                                                                 -----------
Net Loss on investments and foreign currencies ...............................    (6,099,722)
                                                                                 -----------
Net Decrease in Net Assets Resulting from Operations .........................   $(2,215,609)
                                                                                 ===========

See Notes to Financial Statements.

Statement of Cash Flows For the Six Months     The First Commonwealth Fund, Inc.
Ended April 30, 2000 (unaudited)
================================================================================

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received ..........................................................   $  5,061,966
   Operating expenses paid ....................................................     (1,306,747)
   Sales of short-term portfolio investments, net .............................      2,492,448
   Purchases of long-term portfolio investments ...............................    (15,982,433)
   Proceeds from sales of long-term portfolio investments .....................     13,695,106
   Proceeds from futures transactions .........................................         28,352
   Proceeds from forward foreign exchange contracts ...........................         50,415
   Other ......................................................................         28,274
                                                                                  ------------
     Net cash provided from operating activities ..............................      4,067,381
                                                                                  ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ......................................     (4,238,910)
   Dividends paid to preferred shareholders ...................................       (826,152)
                                                                                  ------------
     Net cash used for financing activities ...................................     (5,065,062)
                                                                                  ------------
Effect of exchange rates on cash ..............................................         60,194
                                                                                  ------------
Net decrease in cash ..........................................................       (937,487)
   Cash at beginning of period ................................................      1,504,384
                                                                                  ------------
   Cash at end of period ......................................................   $    566,897
                                                                                  ============

Reconciliation of Net Decrease in Total Net Assets Resulting from Operations to
   Net Cash (Including Foreign Currency) Provided From Operating Activities
   Net decrease in total net assets resulting from operations .................   $ (2,215,609)
                                                                                  ------------
   Decrease in investments ....................................................      2,842,062
   Net realized gains on investment and futures transactions ..................     (1,131,771)
   Net realized foreign exchange losses .......................................      2,189,859
   Net change in unrealized depreciation on investments .......................      1,495,526
   Net change in unrealized foreign exchange losses ...........................      3,546,108
   Proceeds from futures transactions .........................................         28,352
   Proceeds from forward foreign exchange contracts ...........................         43,652
   Decrease in receivable on forward foreign currency exchange contracts closed          6,763
   Decrease in interest receivable ............................................        147,187
   Increase in receivable for investments sold ................................       (149,015)
   Net decrease in other assets ...............................................         28,274
   Decrease in payable for investments purchased ..............................     (2,536,254)
   Decrease in accrued expenses and other liabilities .........................       (227,753)
                                                                                  ------------
   Total adjustments ..........................................................      6,282,990
                                                                                  ------------
Net cash provided from operating activities ...................................   $  4,067,381
                                                                                  ============

See Notes to Financial Statements.

Statements of Changes in Net Assets            The First Commonwealth Fund, Inc.
================================================================================

                                                                         For the Six
                                                                         Months Ended     For the Year
                                                                        April 30, 2000       Ended
                                                                          (unaudited)   October 31, 1999
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ............................................   $   3,884,113    $   8,066,869
   Net realized gains on investment transactions ....................       1,103,419        3,459,803
   Net realized gains on futures transactions .......................          28,352               --
   Net realized foreign exchange losses .............................      (2,189,859)      (3,585,472)
   Net change in unrealized appreciation/depreciation of investments       (1,495,526)     (11,206,934)
   Net change in unrealized foreign exchange losses .................      (3,546,108)       4,903,685
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....      (2,215,609)       1,637,951
                                                                        -------------    -------------
Dividends and distributions to shareholders
   Dividends to common shareholders from net investment income ......      (2,473,976)      (5,744,630)
   Dividends to preferred shareholders from net investment income ...        (826,152)      (1,076,897)
   Distributions to common shareholders in excess of net
     investment income ..............................................      (1,675,104)              --
   Distributions to common shareholders from net realized gains on
     investment transactions ........................................         (20,391)      (3,011,215)
   Distributions to preferred shareholders from net realized gains on
     investment transactions ........................................              --         (396,763)
                                                                        -------------    -------------
Net decrease in net assets resulting from dividends and distributions
   to shareholders ..................................................      (4,995,623)     (10,229,505)
                                                                        -------------    -------------
Total decrease in net assets ........................................      (7,211,232)      (8,591,554)
Total Net Assets
Beginning of period .................................................     142,504,294      151,095,848
                                                                        -------------    -------------
End of period (including distributions in excess of net
   investment income of ($1,675,104) and ($583,985), respectively) ..   $ 135,293,062    $ 142,504,294
                                                                        =============    =============

See Notes to Financial Statements.

Financial Highlights                           The First Commonwealth Fund, Inc.
================================================================================

                                                For the Six
                                                Months Ended                       For the Year Ended October 31,
                                               April 30, 2000   --------------------------------------------------------------------
                                                (unaudited)         1999          1998           1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
   beginning of period ........................  $     12.14    $     13.07   $     13.94    $     14.32   $     13.13   $    12.08
                                                 -----------    -----------   -----------    -----------   -----------   ----------
Net investment income .........................         0.42           0.87          0.99           1.14          1.16         1.19
Net realized and unrealized gains (losses) on
   investments, futures and foreign currencies         (0.66)         (0.70)        (0.73)         (0.34)         1.21         1.10
                                                 -----------    -----------   -----------    -----------   -----------   ----------
   Total from investment operations ...........        (0.24)          0.17          0.26           0.80          2.37         2.29
                                                 -----------    -----------   -----------    -----------   -----------   ----------
Dividends from net investment income to
   common shareholders ........................        (0.27)         (0.62)        (0.87)         (0.99)        (1.00)       (1.03)
Dividends from net investment income to
   preferred shareholders .....................        (0.09)         (0.11)        (0.14)         (0.17)        (0.16)       (0.18)
Distributions in excess of net investment
   income to common shareholders ..............        (0.18)            --            --             --            --           --
Distributions from net realized gains
     on investment transactions to
     common shareholders ......................           --          (0.33)        (0.08)         (0.02)        (0.01)       (0.03)
Distributions from net realized gains
     on investment transactions to
     preferred shareholders ...................           --          (0.04)        (0.04)            --         (0.01)          --
                                                 -----------    -----------   -----------    -----------   -----------   ----------
   Total dividends and distributions ..........        (0.54)         (1.10)        (1.13)         (1.18)        (1.18)       (1.24)
                                                 -----------    -----------   -----------    -----------   -----------   ----------
Net asset value per common share,
   end of period ..............................  $     11.36    $     12.14   $     13.07    $     13.94   $     14.32   $    13.13
                                                 ===========    ===========   ===========    ===========   ===========   ==========
Market value, end of period ...................  $    9.1875    $    10.375   $   10.8125    $   12.4375   $    11.875   $   11.375
                                                 ===========    ===========   ===========    ===========   ===========   ==========
Number of shares of common stock
   outstanding (000 omitted) ..................        9,266          9,266         9,266          9,266         9,266        9,266
Total investment return based on:(1)
   Market value ...............................        (7.14)%         4.89%        (5.59)%        13.78%        13.89%       20.72%
   Net asset value ............................        (1.88)%         1.53%         1.82%          5.76%        18.99%       19.67%
Ratio to Average Net Assets of Common
   Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
   period (000 omitted) .......................  $   105,293    $   112,504   $   121,096    $   129,158   $   132,660   $  121,654
Average net assets of common shareholders
   (000 omitted) ..............................      110,191        119,257       122,266        130,125       122,887      115,277
Operating expenses ............................         1.97%          1.95%         1.70%          1.63%         1.70%        1.71%
Net investment income available to
   common shareholders(2) .....................         5.58%          5.53%         6.17%          6.88%         7.47%        8.09%
Portfolio turnover ............................           11%            40%           36%            24%           30%          23%
Senior securities (preferred stock) outstanding
   (000 omitted) ..............................  $    30,000    $    30,000   $    30,000    $    30,000   $    30,000   $   30,000
Asset coverage on preferred stock at
   period end .................................          451%           475%          504%           530%          542%         505%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 7.09%, 6.76%, 7.50%, 8.10%, 8.73% and 9.56% respectively.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)      The First Commonwealth Fund, Inc.
================================================================================

Note 1. Investment Objectives

      The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

      From the Fund's inception to April 7, 1999 the Fund's investment objective was to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). On April 7, 1999, shareholders approved an expansion of the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. Global Debt Securities include securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom.

      As modified (a) the market value weighted average credit quality of the Fund's investments must be A or better at all times, (b) the Fund may invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality, (c) the Fund may invest a portion of its assets in equity securities of other investment companies that are registered under the Investment Company Act of 1940 and that are themselves invested primarily in fixed-income securities, and (d) the Fund, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, may use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. The Fund may also seek capital appreciation only as a secondary investment objective.

      The Fund's assets have generally been invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      The Fund isolates that portion of the results of operations arising as a result of changes in the

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

      Net realized foreign exchange losses of $2,189,859 for the six months ended April 30, 2000 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange losses of $3,546,108 for the six months ended April 30, 2000 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

      The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 2000 were US$0.5840 to A$1.00, US$0.6759 to C$1.00, US$0.4854 to
NZ$1.00, US$1.5670 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
(unaudited) (continued)
================================================================================

      No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

      The Fund has agreements with EquitiLink International Management Limited (the "Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

      The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

      The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

      Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (EUSA), an affiliate, to provide investor relation services. This agreement provides EUSA with a monthly retainer of $4,000 plus out of pocket expenses up to $3,000 per year.

      The Investment Manager informed the Fund that it paid $177,239 to the Investment Adviser and $6,000 to the Consultant during the six months ended April 30, 2000.

Notes to Financial Statements                  The First Commonwealth Fund, Inc.
(unaudited) (concluded)
================================================================================

Note 4. Portfolio Securities

      Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 aggregated $16,877,948 and $13,844,121, respectively.

      The United States federal income tax basis of the Fund's investments at April 30, 2000 was $135,136,506 and accordingly, net unrealized depreciation for United States federal income tax purposes was $1,762,727 (gross unrealized appreciation--$2,247,886, gross unrealized depreciation--$4,010,613).

Note 5. Capital

      There are 300 million shares of $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at April 30, 2000, the Investment Manager and its affiliates owned 395,087 shares.

      There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

      Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.70% to 6.13% during the six months ended April 30, 2000. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Dividends

      Subsequent to April 30, 2000, the Board of Directors of the Fund declared dividends from undistributed net investment income of $0.07 per common share payable on June 16, 2000 to common shareholders of record on May 31, 2000.

      Subsequent to April 30, 2000, dividends and distributions declared and paid on preferred shares totaled approximately $254,760 for the outstanding preferred share series through June 21, 2000.

Supplemental Proxy Information (unaudited)     The First Commonwealth Fund, Inc.
================================================================================

The Annual Meeting of Shareholders of the First Commonwealth Fund, Inc. was held on March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Votes For      Votes Withheld
-----------------------------------------------------------------------------------------------------------------------
1A.   To elect the following four directors to serve as Class II directors for a three-year term expiring in 2003:
                                               Rt. Hon. Malcolm Fraser              7,193,799          117,031
                                               William J. Potter                    7,193,799          117,031
                                               Peter D. Sacks                       7,193,799          117,031
                                               Brian M. Sherman                     7,194,094          116,736
-----------------------------------------------------------------------------------------------------------------------

                                                                                    Votes For      Votes Withheld
-----------------------------------------------------------------------------------------------------------------------
1B.   To elect the following director to serve as a Class III director for a term to expire in 2001:
                                               Neville J. Miles                     7,146,035          164,795
-----------------------------------------------------------------------------------------------------------------------

                                                                               Votes For   Votes Against   Abstentions
-----------------------------------------------------------------------------------------------------------------------
2.    To elect the following two directors to represent the interests of the holders of preferred stock for the ensuing year:
                                               Michael R. Horsburgh               904              --            --
                                               Dr. Anton E. Schrafl               904              --            --
-----------------------------------------------------------------------------------------------------------------------

                                                                               Votes For   Votes Against   Abstentions
-----------------------------------------------------------------------------------------------------------------------
3.    To ratify the selection of PricewaterhouseCoopers LLP
      as independent public accountants for the fiscal year ending October
      31, 2000:
                                               Common                       7,196,532         60,882         52,512
                                               Preferred                          904              --            --
-----------------------------------------------------------------------------------------------------------------------

Directors                       Officers
================================================================================

Brian M. Sherman, Chairman      Laurence S. Freedman, President
David Lindsay Elsum             Brian M. Sherman, Vice President
Rt. Hon. Malcolm Fraser         David Manor, Treasurer
Laurence S. Freedman            Roy M. Randall, Secretary
Michael Gleeson-White           Ouma Sananikone,
Michael R. Horsburgh               Assistant Vice President and
David Manor                        Chief Investment Officer
Neville J. Miles                Barry G. Sechos, Assistant Treasurer
William J. Potter               Allan S. Mostoff, Assistant Secretary
Peter D. Sacks                  Margaret A. Bancroft, Assistant Secretary
Anton E. Schrafl                Sander M. Bieber, Assistant Secretary
E. Duff Scott
John T. Sheehy
Warren C. Smith

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The accompanying financial statements as of April 30, 2000 were not audited and accordingly, no opinion is expressed on them.

[RECYCLED LOGO] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC World Markets, Inc.
BCE Place, Canada Trust Tower
P.O. Box 500
Toronto, Ontario, M5J 2S8
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

AUCTION AGENT

Bankers Trust Company
Four Albany Street
New York, New York 10006

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

INVESTOR RELATIONS

EquitiLink USA, Inc.
45 Broadway, 31st Fl
New York, NY 10006
1-800-522-5465
InvestorRelations@equitilinkny.com

The common shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.